Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT

AGREEMENT

dated as of May 15, 2018

among

Amplify Energy Operating LLC,

as Borrower,

The Guarantors Party Hereto,

Wells Fargo Bank, National Association,

as Administrative Agent,

and

The Lenders Party Hereto

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of May 15, 2018 (the “Second Amendment Effective Date”), is among AMPLIFY ENERGY OPERATING LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); AMPLIFY ACQUISITIONCO INC., a corporation formed under the laws of the State of Delaware (the “Parent”); each of the other undersigned guarantors (together with the Borrower and the Parent, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.    The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of May 4, 2017 (as amended, restated, amended and restated, modified or otherwise supplemented from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.    The Borrower has advised the Administrative Agent and the Lenders that it intends to enter into that certain Membership Interest Purchase Agreement dated as of March 9, 2018 (the “MIPA”), by and among the Borrower, as seller, Columbus Energy, LLC, a Delaware limited liability company (the “Company”), and Rio Grande E&P, LLC, a Texas limited liability company, as buyer (the “Buyer”), pursuant to which the Borrower will sell to Buyer all of the issued and outstanding shares of membership interests of the Company.

C.    The Company is a Loan Party under the Credit Agreement and is a party to certain of the Security Instruments.

D.    In connection with the MIPA, all of the assets owned by the Company (the “South Texas Assets”), will be indirectly acquired by the Buyer.

E.    The Borrower, the Parent, the Administrative Agent and the Lenders desire to amend the Credit Agreement to, among other things, (i) modify certain hedging requirements under the Credit Agreement in connection with the indirect sale of the South Texas Assets, and (ii) reflect the reduction of the Borrowing Base to $430,000,000, in each case to be effective as of the Second Amendment Effective Date unless otherwise specified herein.

F.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section and exhibit references in this Second Amendment refer to the respective sections and exhibits in the Credit Agreement.

Section 2.    Amendments to the Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date (or, in the case of Section 2.3, effective as of April 30, 2018) in the manner provided in this Section 2.

2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement dated as of November 30, 2017, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 15, 2018, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“South Texas Assets” shall have the meaning given to such term in the Second Amendment.

2.2    Amended Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Agency Fee Letter, any Subordination Agreement, the Security Instruments and any other agreement designated as a Loan Document by the Administrative Agent and the Borrower, in each case as such agreements may be amended, modified, supplemented or restated from time to time.

2.3    Amendment to Section 8.18 of the Credit Agreement. Section 8.18 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 8.18    Hedging Requirements. On or prior to April 30, 2018, the Borrower or any other Loan Party shall enter into Swap Agreements on terms consistent with Section 9.18 with Approved Counterparties to hedge a notional volume of not less than, in the aggregate, 75% of the reasonably anticipated projected production of Hydrocarbons from Proved Developed Producing Reserves included in the most recent Reserve Report (other than reasonably anticipated production of Hydrocarbons from Proved Developed Producing Reserves comprising the South Texas Assets) for each calendar month during 2018 and 2019 of crude oil, natural gas and natural gas liquids, (which, in the case of natural gas liquids, may be hedged with Swap Agreements for crude oil), each calculated separately.

Section 3.    Borrowing Base Redetermination and Reduction in Aggregate Elected Commitment Amounts; South Texas Assets Sale.

3.1    Borrowing Base Redetermination and Reduction in Aggregate Elected Commitment Amounts. Effective as of the Second Amendment Effective Date, the Borrowing Base and the Aggregate Elected Commitment Amounts shall each be $430,000,000. Such amounts shall each be automatically reduced by $5,000,000 on the first day of each calendar month following the Second Amendment Effective Date to and including September 1, 2018, with an additional automatic reduction of $5,000,000 to occur on September 30, 2018. The parties hereto agree that the reduction in the Borrowing Base effectuated pursuant to this Section 3.1 constitutes the Scheduled Redetermination scheduled for on or about April 1, 2018 for purposes of Section 2.07 of the Credit Agreement. The next Scheduled Redetermination of the Borrowing Base following the Second Amendment Effective Date is scheduled to occur on or about October 1, 2018 and, notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Interim Redeterminations or pursuant to Section 3.2 below or pursuant to Section 2.07(f) or Section 8.13(c) of the Credit Agreement.

3.2    South Texas Assets Sale. In addition to the reductions to the Borrowing Base and the Aggregate Elected Commitment Amounts set forth in Section 3.1 above, the Borrowing Base and the Aggregate Elected Commitment Amounts shall each be automatically reduced by $15,000,000 on the date that the indirect sale of the South Texas Assets is consummated, so long as any such anticipated indirect sale occurs prior to the date that the Scheduled Redetermination of the Borrowing Base scheduled for on or about October 1, 2018 becomes effective (the “Fall 2018 Borrowing Base Effective Date”). It is further agreed that (a) any indirect sale of the South Texas Assets that occurs on or prior to the Fall 2018 Borrowing Base Effective Date shall be excluded from the determination of the aggregate Borrowing Base Value of Oil and Gas Properties sold in between redeterminations of the Borrowing Base for purposes of Section 2.07(f) of the Credit Agreement, (b) if, in connection with the anticipated indirect sale of the South Texas Assets, the Loan Parties sell any Oil and Gas Properties other than the assets owned by the Company on the date hereof, such Oil and Gas Properties shall be included in the determination of the aggregate Borrowing Base Value of Oil and Gas Properties sold in between redeterminations of the Borrowing Base for purposes of Section 2.07(f) of the Credit Agreement and (c) notwithstanding anything to the contrary contained in the Credit Agreement, upon any adjustments to the Borrowing Base pursuant to the second sentence of Section 3.1 above or pursuant to this Section 3.2, if the Revolving Credit Exposures exceed the Borrowing Base as adjusted, then the Borrower shall, on the date of any such reduction, (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j) of the Credit Agreement.

Section 4.    Conditions Precedent to this Second Amendment. The effectiveness of the amendments to the Credit Agreement contained in Section 2 hereof is subject to the following:

4.1    The Administrative Agent shall have received counterparts of this Second Amendment from the Loan Parties and the Required Lenders.

4.2    All fees and expenses due and owing to Vinson & Elkins L.L.P. invoiced at least two (2) Business Days prior to the Second Amendment Effective Date shall have been paid or reimbursed by the Borrower.

4.3    No Default, Event of Default or Borrowing Base Deficiency shall exist immediately prior to or after giving effect to the amendments to the Credit Agreement contained in Section 2 hereof or the redetermination of the Borrowing Base provided for in Section 3 hereof.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Second Amendment, and such notice shall be conclusive and binding.

Section 5.    Representations and Warranties; Etc. Each Loan Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date and except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty shall continue to be true and correct in all respects), (b) no Default or Event of Default exists under the Loan Documents or will, after giving effect to this Second Amendment, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 6.    Miscellaneous.

6.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Second Amendment is a Loan Document for all purposes under the Loan Documents.

6.2    Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Second Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Indebtedness (except to the extent that such Liens have been released in accordance with the Loan Documents) and (e) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, remains in full force and effect with respect to the Indebtedness.

6.3    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4    No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5    Governing Law. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for fees and expenses in connection with this Second Amendment pursuant to the terms and conditions of Section 12.03 of the Credit Agreement.

6.7    Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

BORROWER:	AMPLIFY ENERGY OPERATING LLC, a Delaware limited liability company

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	AMPLIFY ACQUISITIONCO INC., a Delaware corporation

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

AMPLIFY ENERGY SERVICES LLC, a Delaware limited liability company

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

COLUMBUS ENERGY, LLC, a Delaware limited liability company

	By:	Amplify Energy Operating LLC, its sole member

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

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BETA OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Martyn Willsher
Name:	Martyn Willsher
Title:	Chief Financial Officer

SAN PEDRO BAY PIPELINE COMPANY, a California corporation

By:	/s/ Martyn Willsher
Name:	Martyn Willsher
Title:	Chief Financial Officer

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ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

	By:	/s/ Michael Real
	Name:	Michael Real
	Title:	Director

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LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Theresa M. Benson
	Name:	Theresa M. Benson
	Title:	Authorized Officer

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LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Director

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LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

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LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

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LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Rachel Festervand
	Name:	Rachel Festervand
	Title:	Sr. Vice President

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LENDER:	COMERICA BANK, as a Lender

	By:	/s/ Gary Culbertson
	Name:	Gary Culbertson
	Title:	Vice President

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LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

	By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

	By:	/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

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LENDER:	ING CAPITAL, LLC, as a Lender

	By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Managing Director

	By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director

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LENDER:	NATIXIS, NEW YORK BRANCH, as a Lender

	By:	/s/ Brice Le Foyer
	Name:	Brice Le Foyer
	Title:	Executive Director

	By:	/s/ Vikram Nath
	Name:	Vikram Nath
	Title:	Director

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LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

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LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Heather Han
	Name:	Heather Han
	Title:	Senior Vice President

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LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Michael Higgins
	Name:	Michael Higgins
	Title:	Sr. Director

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LENDER:	BMO HARRIS BANK N.A., as a Lender

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Managing Director

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LENDER:	BRANCH BANKING AND TRUST COMPANY, as a Lender

	By:	/s/ Greg Krablin
	Name:	Greg Krablin
	Title:	Vice President

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LENDER:	SANTANDER BANK, N.A., as a Lender

	By:	/s/ Mark Connelly
	Name:	Mark Connelly
	Title:	SVP

	By:	/s/ Puiki Lok
	Name:	Puiki Lok
	Title:	VP

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LENDER:	CITIZENS BANK, NA., as a Lender

	By:	/s/ David Baron
	Name:	David Baron
	Title:	Vice President

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LENDER:	REGIONS RANK, as a Lender

	By:	/s/ Daniel G. Steele
	Name:	Daniel G. Steele
	Title:	Managing Director

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LENDER:	ASSOCIATED BANK, N.A., as a Lender

	By:	/s/ Alison K. Tregilgas
	Name:	Alison K. Tregilgas
	Title:	Senior Vice President

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LENDER:	CADENCE BANK, N.A., as a Lender

	By:	/s/ Anthony Blanco
	Name:	Anthony Blanco
	Title:	SVP

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LENDER:	ZB, N.A. DBA AMEGY BANK, as a Lender

	By:	/s/ Sam Trail
	Name:	Sam Trail
	Title:	Senior Vice President

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LENDER:	SUNTRUST BANK, as a Lender

	By:	/s/ Benjamin L. Brown
	Name:	Benjamin L. Brown
	Title:	Director

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LENDER:	GOLDMAN SACHS BANK USA, as a Lender

	By:	/s/ Meghan Sullivan
	Name:	Meghan Sullivan
	Title:	Authorized Signatory

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LENDER:	CARGILL, INCORPORATED, as a Lender

	By:	/s/ Tyler Smith
	Name:	Tyler Smith
	Title:	Authorized Signer

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LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

	By:	/s/ Megan Larson
	Name:	Megan Larson
	Title:	Authorized Signatory

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LENDER:	UBS AG, STAMFORD BRANCH, as a Lender

	By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

	By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

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